First-Quarter Fiscal 2021 Financial Results and Update November 2, 2020 Exhibit 99.3

Forward-looking statements and non-GAAP financial measures Forward-looking statements – Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, such as those related to the expected financial and operational impacts and challenges of the COVID-19 pandemic on our business segments, our ability to manage expenses during the COVID-19 pandemic, current market environment and uncertainties, expected financial performance, non-GAAP free cash flow generation, the stability, predictability and transparency of our business, matters regarding fiscal 2021 outlook and guidance, and the expected targeting, beginning in fiscal 2022, of multi-year compound annual growth rates for consolidated net revenue, adjusted EBITDA and adjusted EPS are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of Premier’s Form 10-K for the year ended June 30, 2020, and subsequent Form 10-Q and Form 8-K filings made with the SEC, and also made available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation and accompanying webcast includes certain “adjusted” or “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Susan DeVore Chief Executive Officer Premier, Inc. Overview and Business Review

Fiscal 2021 first quarter highlights Covid-19 pandemic further validates and reinforces our belief in our strategy Adjusted EBITDA and adjusted EPS declined as expected due to impact from amended GPO agreements as well as ongoing effect of COVID-19 pandemic Focused on executing our strategy to achieve near- and long-term goals to deliver value to stakeholders Grew consolidated net revenue by 15%, driven by growth in Supply Chain Services and Performance Services segments (Compared with fiscal 2020 first quarter)

Political and regulatory environment Underlying problems of cost, quality and safety remain across healthcare regardless of politics Intensified as a result of financial impact of COVID-19 pandemic Both parties will need to contend with challenges facing Medicare trust fund and state budget pressures Employers also continue to seek solutions to address increased healthcare spending Movement to risk-based payment models will continue Both parties are equally focused on creating a more resilient healthcare supply chain We believe Premier is well positioned irrespective of outcome of 2020 election

Mike Alkire President Premier, Inc. Operations Review

Technology-enabled, end-to-end supply chain strategy Making progress by executing in following areas: Expand GPO portfolio into new categories and co-investing with members in additional onshore and nearshore manufacturing to create more resiliency in healthcare supply chain Focus on technology-enabling healthcare supply chain, through e-commerce front-end platform and planned technology expansion in e-invoicing and payables Integrate analytics into clinical workflow to help providers conduct value analysis and determine effectiveness of products and therapies and appropriate resource utilization Co-own or co-manage member supply chain outcomes to drive further efficiencies and savings Our Goal: Continue to expand portion of member spend captured, solidifying position as a leading provider of healthcare supply chain technology and services that enable Premier to manage, alongside member health systems, total supply chain outcomes

Enterprise analytics and performance improvement strategy Making progress by executing in following ways: Improve member performance utilizing integrated clinical, operational and financial analytics; workflow technology; and technology-enabled advisory services, to improve quality, reduce costs and advance transition to new payment models Expand use cases of data and technology platform to better connect providers and life sciences companies with data-backed research leading to real-world evidence and advancements in patient discovery for clinical trials Grow Contigo Health through expansion of “Centers of Excellence” programs to include additional providers, prior authorization capabilities and high-value network growth and wraparound network expansion Our Goal: Provide AI-driven technology, data and insights with wrap-around services to improve quality, reduce total costs and transition to risk-based payment models and further expand capabilities into the employer, payor and life sciences markets

Craig McKasson Chief Administrative and Financial Officer Premier, Inc. Financial Review

Fiscal 2021 first-quarter financial highlights Performance Services segment revenue increased 18% to $93.2 million Supply Chain Services segment revenue increased 14% to $253.7 million; net administrative fees revenue decreased 23%; products revenue increased 140% Adjusted EBITDA* decreased 21% to $110.7 million Adjusted net income* decreased 18% to $70.2 million Adjusted earnings per share* decreased 16% to $0.57 Consolidated net revenue increased 15% to $346.9 million; GAAP net income of $180.7 million, or $1.42 per fully diluted share *Refer to Appendix for adjusted EBITDA, adjusted net income, adjusted earnings per share reconciliations to GAAP equivalents (Compared with fiscal 2020 first quarter)

Strong financial position with flexible balance sheet Cash flow from operations of $30.8 million Free cash flow* of negative $28.4 million Cash and cash equivalents of $120.4 million Premier’s Board of Directors declared quarterly cash dividend of $0.19 per share, payable on December 15, 2020 to stockholders of record as of December 1, 2020. Outstanding borrowings of $150.0 million on $1.0 billion, five-year unsecured, revolving credit facility; repaid $50.0 million subsequent to quarter end Balanced approach to capital deployment priorities Reinvestment in organic growth Disciplined acquisitions and investments to support strategic goals Returning capital to shareholders through quarterly cash dividend payment *See free cash flow reconciliation to GAAP equivalent in Appendix. (As of September 30, 2020)

Fiscal 2021 outlook and guidance GPO net administrative fees revenue expected to continue to be pressured by lower overall healthcare utilization, potential deferment of certain elective procedures and slowdown in purchasing in non-healthcare related areas. Direct sourcing products revenue expected to experience sequential increase of approximately $40 million in fiscal 2Q21; could likely step back down in 3Q and 4Q of fiscal 2021. Performance Services business expected to experience some delayed decision-making related to new engagements and potential delays in timing of completion for existing engagements. Slightly more optimistic view of full-year fiscal 2021 Performance Services revenue growth due to sequential improvement in fiscal 1Q21. As a result of increasing product costs and low margin in direct sourcing, currently do not expect significant incremental benefit to full-year fiscal 2021 adjusted EBITDA and adjusted EPS resulting from significant incremental revenue performance in direct sourcing business. Premier not providing fiscal 2021 guidance due to uncertainty related to COVID-19 pandemic Continuing to monitor health care utilization patterns; COVID-19 “hot spots” and trends; resurgence by geography; vaccine status; consumer behavior and phased re-openings; and renewed closures of businesses and other organizations

Appendix

Fiscal 2021 and 2020 non-GAAP reconciliations

Fiscal 2021 and 2020 non-GAAP reconciliations

Fiscal 2021 and 2020 non-GAAP reconciliations

Fiscal 2021 and 2020 non-GAAP reconciliations

Fiscal 2021 and 2020 non-GAAP reconciliations

Fiscal 2021 and 2020 non-GAAP reconciliations